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                       MFS(R) SCIENCE AND TECHNOLOGY FUND

                      Supplement to the Current Prospectus


The description of portfolio manager under the "Management of the Funds" section is hereby restated as follows:

David E. Sette-Ducati, a Vice President of MFS, has been employed by MFS as a portfolio manager since 1995. Mr. Sette-Ducati became the portfolio manager of the fund effective March 1, 2000.


                  The date of this Supplement is March 1, 2000.